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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) September 25, 2002




              Macquarie Securitisation Limited (ABN 16 003 297 336)
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             (Exact Name of Registrant as Specified in its Charter)


                           New South Wales, Australia
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                 (State or Other Jurisdiction of Incorporation)


          333-62718                                   Not Applicable
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  (Commission File Number)                 (I.R.S. Employer Identification No.)


   Level 23, 20 Bond Street, Sydney NSW, 2000, Australia
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   (Address of Principal Executive Offices)                          (Zip Code)


                               (011) 612 8232 4878
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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                         Exhibit Index Located on Page 5

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



     This is an amended Form 8-K. This filing amends the Form 8-K filed in connection with the Quarterly Servicing Report related to the September 25, 2002 Quarterly Payment Date.

Item 5.           Other Events.

     On June 12, 2002, pursuant to a registration statement (No. 333-89310), Perpetual Trustees Australia Limited, in its capacity as issuer trustee (the "Issuer Trustee") of the PUMA Global Trust No. 2 (the "Trust"), publicly issued initial principal amount U.S. $1,000,000,000 of Class A Mortgage Backed Floating Rate Notes and initial principal amount A$ 63,000,000 of A$ Class B Mortgage Backed Floating Rate Notes (the "Notes"). A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the quarterly payment date falling on September 25, 2002. In connection with this quarterly payment date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Issuer Trustee and The Bank of New York, New York, as principal paying agent and note trustee.








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


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

           (a)      Financial Statements of Business Acquired.

                    Not applicable

           (b)      Pro Forma Financial Information.

                    Not applicable

           (c)      Exhibits.

           Exhibit

           No.      Document Description
           ---      --------------------

           99.4 Quarterly Servicing Report related to September 25, 2002 Quarterly Payment Date











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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MACQUARIE SECURITISATION LIMITED
                                         (Registrant)


Dated: September 25, 2002          By:    /s/ Philip Jack Richards
                                          -------------------------------
                                   Name:   Philip Jack Richards
                                   Title:  Principal Financial Director










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




                               INDEX TO EXHIBITS

                  Exhibit

                  No.      Document Description
                  ---      --------------------


                  99.4     Quarterly Servicing Report related to
                           September 25, 2002 Quarterly Payment Date











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